UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                 FORM 8-K



                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



     Date of Report (date of earliest event reported):  April 29, 2004




                              LANDAUER, INC.
          ------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)




                                 Delaware
              ----------------------------------------------
              (State or Other Jurisdiction of Incorporation)




             1-9788                               06-1218089
     ------------------------        ------------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)




2 Science Road, Glenwood, Illinois                  60425
----------------------------------------          ----------
(Address of Principal Executive Offices)          (Zip Code)




                              (708) 755-7000
           ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code
               of Registrant's principal executive offices)




                              Not Applicable
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)








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


ITEM 2.     ACQUISITION OR DISPOSITION OF ASSET

      (a) On April 29, 2004, Landauer, Inc. ("Landauer" or "the Company") issued a press release announcing that it had acquired the remaining 49% interest in LCIE-Landauer, Ltd. ("LCIE-Landauer) for $10.4 million in cash.

The Company initially acquired its 51% interest in April 2002 upon the formation of LCIE-Landauer to conduct radiation monitoring services in France and the United Kingdom. The purchase price was determined on the basis of negotiations between the Company and its partner, Bureau Veritas S.A. a global provider of assessment services located in France. The acquisition has been financed in part through an unsecured international credit facility in the amount of $25 million provided by LaSalle Bank N.A. A copy of the April 29, 2004 press release is included as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS

      (c)   Exhibits.

            99.1 Press Release, dated April 29, 2004 "Landauer Announces Acquisition of Remaining Interest in LCIE-Landauer, Ltd."














































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


                                 SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Landauer, Inc.


                                    /s/  James M. O'Connell
                                    ------------------------------
                                    James M. O'Connell
                                    Vice President &
                                      Chief Financial Officer
                                    (Principal Financial and
                                      Accounting Officer)




Dated:  May 7, 2004















































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


                               EXHIBIT INDEX



Exhibit
Number      Description
-------     -----------


  99.1 Press Release, dated April 29, 2004 "Landauer Announces Acquisition of Remaining Interest in LCIE-Landauer, Ltd."



























































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